THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.14

THE UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER AT HOUSTON

AND

IMMATICS US, INC.

AMENDMENT NUMBER 4 — FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

This Amendment Number 4 (“Amendment”) to the Facilities/Equipment Use and Services Agreement (“Agreement”) is entered into effective the 1st day of April 2017, by and between The University of Texas Health Science Center at Houston, (“UTHealth”) and Immatics US, Inc. (“Immatics”). UTHealth and Immatics shall be known collectively as “the Parties” and singularly as “a Party” or “the Party.”

WHEREAS, the Parties previously entered into an Agreement effective September 1, 2015, as previously amended, whereby UTHealth makes available certain facilities, equipment, and personnel in support of projects; and

WHEREAS, the Parties now desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 1.1.a shall be deleted in its entirety and replaced with the following:

“Production Suites/Administrative Space. An exclusive license to use certain production suites and administrative space located in the Facility, described as Rooms BBS 6310, BBS 6312, BBS 6314, and a cubicle in BBS 6102 (the “Premises”). The use of Room BBS 6310 shall be for the period February 1, 2017 through December 31, 2018, BBS 6312 shall be for the period September 1, 2015 through December 31, 2018 and the use of Room BBS 6314 shall be for the period February 1, 2016 through December 31, 2018.”

2.	Exhibit E3 shall be deleted in its entirety and replaced with the following:

Monthly Minimum Personnel Cost (E3)
Facility Director 10% effort, QA Manager 32% effort, Program Manager 25% effort, Quality Improvement Coordinator 47% effort

Sub Total	[***]
F&A [***]	[***]
Grand Total	[***]

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

1.	Exhibit F shall be deleted in its entirety and replaced with the following:

Exhibit F.

Individual extra-ordinary services will be billed separately based on actual usage at the following current rates (F)

Cleaning (in excess of the cleaning of the entire facility that UTHealth will carry out 4 times per month): 1 suite Entire facility	[***]

Environmental Monitoring (in excess of the EM of the entire facility that UTHealth will carry out once per month): 1 Suite 3 Suites Entire facility	[***]

Quality Control Testing: [***]	[***]

Courier Service: 1 trip 1 trip after hours (5pm to 6am and weekends)	[***]

Except as provided for herein, all other terms and conditions of the Agreement effective September 1, 2015, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the first date written above.

IMMATICS US, INC.	THE UNIVERSITY OF TEXAS HEALTH
SCIENCE AT HOUSTON

By: /s/ Steffen Walter	By: /s/ T. Kevin Dillon
Steffen Walter Chief Scientific Officer	T. Kevin Dillon Sr. Executive Vice President, Chief Operating and Financial Officer

Date: 07/18/2017	Date: 7/27/17

By: /s/ Giuseppe N. Colasurdo
Giuseppe N. Colasurdo, M.D. President